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                                                                    EXHIBIT 10.2
                             AMENDED AND RESTATED
                           GOLDEN STATE BANCORP INC.
                               STOCK OPTION AND
                     LONG-TERM PERFORMANCE INCENTIVE PLAN

     1. History and Purpose. The Stock Option and Long-Term Performance Incentive Plan (the "Plan") is designed to promote the long-term financial interests of the Company (as defined below) by (i) rewarding key executives, other selected employees, and Eligible Directors of the Company for their contributions to the success of the Company, (ii) attracting and encouraging long service by key employees and Eligible Directors possessing outstanding abilities, (iii) providing key employees with additional incentives in the form of Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights as determined from time to time by the Board or the Committee (as defined below), (iv) providing Eligible Directors with additional incentives in the form of Non-Qualified Stock Options, and (v) furthering the identity of interests of key employees, other selected employees, and Eligible Directors with those of the Company's stockholders through opportunities for increased stock ownership and awards based on corporate performance. The Plan has been amended and restated in 1996 in the form set forth herein, provided that such amendment and restatement is subject to the approval of the stockholders of the Company at the first annual stockholders meeting which occurs after July 22, 1996.

     2. Definitions. (a) "Award" means the grant of any form of stock option, stock appreciation right, stock or cash award, whether granted alone, in combination or in tandem, under the Plan.

     (b) "Award Agreement" means an agreement between the Company and a Participant, setting forth the terms, conditions and limitations applicable to an Award granted to the Participant.

     (c)  "Board" means the Board of Directors of the company.

     (d) "Common Stock" means authorized and issued or unissued Common Stock of the Company, having a par value of $1.00 per share.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" means the Stock Option Committee of the Board or such other committee, comprised of directors who are not employees of the Company, designated by the Board.

     (g)  "Company" means Golden State Bancorp Inc, a
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Delaware corporation, including any successor thereto by merger, operation of law or otherwise, its subsidiaries and their respective subsidiaries.

     (h) "Eligible Director" means each member of the Board who is not an employee of the Company.

     (i) "Fair Market Value", unless determined otherwise by the Committee in good faith, means with respect to a share of Common Stock as of any given date
(i) the closing market composite price for such Common Stock as reported for the New York Stock Exchange - Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Common Stock was traded; (ii) if the Common Stock is not traded on the New York Stock Exchange, the closing sale price of a share of Common Stock as reported on the national securities exchange or transaction reporting system on or through which actual sales prices are regularly reported for such Common Stock on the date the determination is made; or (iii) if the Common Stock is not traded on an exchange or transaction reporting system on or through which actual sales prices are available, the mean of the average of the closing bid and asked prices of a share of Common Stock as reported on the date the determination is made.

     (j) "Immediate Family" means, with respect to a particular Participant, the Participant's parents, spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

     (k) "Participant" means an employee or Eligible Director of the Company to whom an Award has been made under the Plan.

     (l) "Performance-Based Compensation" shall have the meaning ascribed to it in Section 162 (m)(4)(C) of the Code.

     3. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, the key employees to whom Awards are to be granted under Sections 8, 9, 10, and 11, and who thereby become "Participants" in the Plan. Subject to the terms and conditions of the Plan, Eligible Directors shall receive Stock Options in accordance with the provisions of Supplement A, and thereby become "Participants" in the Plan. Individuals shall not be eligible for Awards under Sections 8, 9, 10 and 11 during the period in which they are Eligible Directors.

     4. Common Stock Available for Awards. At the time of establishment of the Plan in 1993, and subject to Section 17, the

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aggregate number of shares of Common Stock with respect to which Awards could be granted under the Plan was limited to 1,700,000, which amount was increased in 1994 to 4,700,000. Effective as of the amendment and restatement of the Plan in 1996, and subject to Section 17, the aggregate number of shares of Common Stock with respect to which Awards may be granted under the Plan was increased from 4,700,000 to 7,200,000. To the extent that any Award terminates by expiration, cancellation, forfeiture, surrender or otherwise (other than by reason of the exercise of an Award granted in tandem therewith) without the issuance of shares or without payment therefor or, in the case of restricted stock, without vesting, any shares subject to such Award or on the basis of which such Award would have been calculated shall again be available for future Awards. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

     Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of a Stock Option or an SAR under the Plan to the extent that the sum of:

     (a) the number of shares of Common Stock subject to such Award;

     (b) the number of shares of Common Stock subject to all other prior Awards of Stock Options and SARs under the plan during the calendar year in which the Award is made; and

     (c) the number of shares of Common Stock subject to all other prior stock options and stock appreciation rights granted to the Participant under other plans or arrangements of the Company during the calendar year in which the Award is made;

would exceed the Participant's Individual Limit under the Plan. The determination made under this paragraph shall be based on the shares subject to the awards at the time of grant, regardless of when the awards become exercisable. A Participant's "Individual Limit" shall be 1,000,000 shares (subject to adjustment under Section 17).

     5. Administration. The Plan shall be administered by the Committee which shall have full and exclusive power to interpret the Plan, to grant waivers of Plan restrictions and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Company and in

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keeping with the objectives of the Plan. Any interpretation of the Plan by the
Committee and any decision made by it under the Plan is final and binding on all persons. The Committee shall determine the type of or types of Awards to be made to each Participant. Awards may be granted alone, in combination or in tandem. In the case of Awards granted in tandem, the exercise of one award will effect the cancellation of a corresponding portion of the Award or Awards granted in tandem therewith. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity. To the extent that the provisions of this Section 5 are inconsistent with the terms of Supplement A, Awards made under Supplement A shall be governed by the terms of Supplement A rather than the terms of this Section 5.

     6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan pursuant to such terms, conditions or limitations as the Committee may establish; provided, however, that no such authority may be vested in an officer who does not also serve as a member of the Board of Directors of the Company; further provided that only the Committee may grant and administer Awards made to or held by Participants who, at the time such authority is exercised, are subject to Section 16(a) or Section 16(b) of the Securities Exchange Act of 1934, or any successor rule.

     7. Award Agreement. At the time of a grant, the Committee may require as a condition to such grant that a Participant enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee, in its sole discretion, may prescribe. To the extent that the provisions of this Section 7 are inconsistent with the terms of Supplement A, Awards made under Supplement A shall be governed by the terms of Supplement A rather than the terms of this Section 7.

     8. Stock Options. Each Stock Option shall entitle the Participant to whom it is granted to purchase a specified number of shares of Common Stock at a fixed price. Any Stock Option granted under the Plan that satisfies all of the requirements of Section 422 of the Code may be designated by the Committee as an "Incentive Stock Option." Stock Options not so designated, or that do not satisfy the requirements of Section 422 of the Code shall not constitute Incentive Stock Options and shall be "Non-Qualified Stock Options."

     (a) Option Price. The option price of a Non-Qualified

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         Stock Option shall not be less than 100 percent of the Fair Market
         Value of a share of Common Stock on the date of grant, or such other amount required to comply with applicable law. The option price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock and, with respect to an employee who owns on the date of the grant more than 10% of the Company's Common Stock, shall not be less than 110% of its Fair Market Value on such date.

     (b) Option Expiration Date. The "Expiration Date" with respect to a Stock Option or any portion thereof means the expiration date thereof established by the Committee at the time of the grant. The Expiration Date of an Incentive Stock Option shall be no later than the date which is ten years after the date it was granted and, with respect to an employee who owns on the date of grant more than 10% of the Company's Common Stock, shall not be later than the date which is five years after the date of grant.

     (c) Exercise of Options. Each Stock Option granted under the Plan shall be exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the time the option is granted or at such earlier times as the Committee shall subsequently determine (provided that the Fair Market Value at date of grant of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year may not exceed $100,000) but in no event later than that Stock Option's Expiration Date.

         A Participant may exercise a Stock Option by giving written notice thereof prior to the Option's Expiration Date to the Secretary of the Company at the principal executive offices of the Company. Contemporaneously with the delivery of such notice, the full purchase price of the shares of Common Stock purchased pursuant to the exercise of the Option, together with any required state or federal withholding taxes, shall be paid in cash, by tender of stock certificates in proper form for transfer to the Company valued at the Fair Market Value of the shares of Common Stock on the date of exercise, by a combination of the foregoing or

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         with any other consideration which the Committee determines to be consistent with the purposes of the Plan and applicable law. A Participant may elect to pay the purchase price upon the exercise of a Stock Option through a cashless exercise arrangement to the extent provided by the Committee. In the case of a cashless exercise arrangement approved by the Committee, payment may be made as soon as practicable after the exercise.

     To the extent that the provisions of this Section 8 are inconsistent with the terms of Supplement A, Awards made under Supplement A shall be governed by the terms of Supplement A rather than the terms of this Section 8.

     9. Stock Appreciation Rights. Each Stock Appreciation Right ("SAR") shall entitle the Participant to whom it is granted to receive from the Company, at the time the SAR is exercised, that number of shares of Common Stock having a Fair Market Value equal to the product of:

     (a) the number of shares of Common Stock as to which the SAR is exercised; and

     (b) the excess of the Fair Market Value (at the date of exercise) of a share of Common Stock over the exercise price specified by the Committee at the time of the award;

provided, however, that the Committee, in its sole discretion, may elect to settle all or a portion of the Company's obligation arising out of the exercise of an SAR in cash equal to the Fair Market Value on the exercise date of any or all of the shares of Common Stock that would otherwise be issuable on exercise. SARs that are granted in tandem with Stock Options shall be exercisable only to the extent that the related Stock Option is exercisable and at the exercise price of that Stock Option.

     An SAR may be exercised, in whole or in part, by giving written notice to the Secretary of the Company prior to the date on which the SAR expires. Such notice shall specify the number of shares with respect to which the SAR is being exercised. As soon as practicable after the receipt of such notice, the Company shall deliver to the Participant certificates for the shares of Common Stock or cash or both to which the Participant is entitled pursuant to the Plan.

     10. Stock Awards. Subject to the terms and conditions of the Plan, the Committee may designate Participants to receive Awards made in Common Stock or denominated in units of Common

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Stock. All or any part of such Award may be subject to such terms, conditions, restrictions and limitations as may be established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, peer company comparisons, increases in specified indices, attaining specified growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation criteria. Awards of restricted stock shall have a vesting period of at least three years or, in the alternative, vesting based upon satisfaction of performance criteria specified by the Committee.

     To the extent that the Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation," it may, at the time an Award is granted, take such steps and impose such restrictions as it determines to be necessary to satisfy such requirements with respect to such Award, including, without limitation:

     (a) The establishment of performance goals that must be satisfied prior to the payment or distribution of benefits under such Awards;

     (b) The submission of such Awards and performance goals to the Company's shareholders for approval and making the receipt of benefits under such Awards contingent on receipt of such approval; and

     (c) Providing that no payment or distribution be made under such Awards unless the Committee certifies that the goals and the applicable terms of the Plan and Agreement reflecting the Awards have been satisfied.

To the extent that the Committee determines that the foregoing requirements relating to Performance-Based Compensation do not apply to Awards under the Plan because the Awards constitute Stock Options or SARs, the Committee may, at the time the Award is granted, take such steps and impose such restrictions as it determines to be necessary to conform the Award to alternative methods of satisfying the requirements applicable to Performance-Based Compensation.

     11. Other Awards. In addition to the Awards specifically provided above, the Committee may make such other equity, incentive or performance awards payable in cash or in kind under the Plan as it determines to be in the best interest of the Company.

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     12. Payment of Awards. The Company's obligation to pay cash or deliver stock pursuant to Awards granted under the Plan is subject to all applicable laws, rules and regulations and the obtaining of all permits and approvals deemed necessary or appropriate by the Committee. Payment of Awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of stock, restrictions on transfer and forfeiture provisions. When transfer of stock is so restricted or subject to forfeiture provisions it shall be referred to as "Restricted Stock."

     13. Tax Withholding. The Company shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state tax laws to be withheld with respect to the grant, exercise or surrender of an Award, or the sale of stock acquired upon the exercise of an Incentive Stock Option, including any withholding required in order for the Company to obtain a tax deduction otherwise available as a consequence of such grant, exercise, surrender or sale. Such amounts may be deducted or withheld, at the Company's discretion, from Award payments or from any other payments, including regular compensation, to be made by the Company to the Participant. If Common Stock is used to satisfy tax withholding, such Common Stock shall be valued based on Fair Market Value on the date it is withheld.

     14. Amendment, Modification, Suspension or Discontinuance of this Plan. The Board at any time, and from time to time, may amend the Plan, subject to the applicable requirements of the New York Stock Exchange. The Committee may, at any time, amend the terms of any outstanding Award Agreement; provided, however, that such amendment may not provide terms which are inconsistent with the terms of the Plan; and further provided that no amendment of any outstanding Award Agreement may adversely affect a Participant's rights under the Award Agreement in the absence of the Participant's written consent.

     The Board at any time may suspend or discontinue the Plan. The Plan, unless sooner terminated, shall terminate on the fifth anniversary of its adoption by the Board in 1993. Any such amendment, suspension or termination shall not affect any Award previously granted. No Award may be granted under the Plan while the Plan is suspended or after it is terminated.

     15. Termination of Employment. In the event that a Participant ceases to be an employee of the Company for any reason, including death, any Awards then outstanding may be exercised or shall expire in accordance with the terms of the

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applicable Award Agreement.

     16. Nonassignability. No award under the Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. During a Participant's lifetime, Awards under the Plan are exercisable only by the Participant, his guardian or legal representative, and after the Participant's death Awards are only exercisable by the person who acquired the right to exercise such Award by bequest or inheritance, and only in accordance with the terms of such Award as determined by the Committee at the time of grant. Notwithstanding the foregoing provisions of this Section 16, the Committee may permit Awards under the Plan to be transferred by a Participant for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of a Participant's Immediate Family or to a partnership for members of a Participant's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Award prior to such transfer. In the discretion of the Committee, the foregoing right to transfer Awards shall also apply to the right to transfer ancillary rights associated with an Award. However, in no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422. Transfer to a Participant's Immediate Family may be permitted by the Committee with respect to Awards granted on or after November 1, 1996; provided that on and after that date, the Committee may, in its discretion, also amend previously granted outstanding Award Agreements to permit such transferability.

     17. Adjustment. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or other corporate transaction, including but not limited to the payment of a dividend or the making of a distribution to shareholders of the Company in property or in cash in an amount in excess of the Company's normal dividend or distribution policy in effect at the time, the Committee shall, where applicable, equitably adjust the number of shares of stock reserved under the Plan and the exercise or purchase price and the number or class of shares covered by outstanding Awards denominated in stock or units of stock to preserve the benefit of such Awards for the Company and the Participant.

     Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of

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the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of substantially all of the assets or shares of the Company to another corporation (any such transaction being referred to herein as a "Terminating Event"), the Plan and any Award granted hereunder shall terminate unless provision is made in writing in connection with such Terminating Event for the continuance of the Plan and for the assumption of Awards theretofore granted hereunder, or the substitution for such Awards of new awards issued by the successor corporation, or a parent or subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Committee or its successor, in which event the Plan and the Awards theretofore granted or substituted therefor, shall continue in the manner and under the terms so provided. Upon the occurrence of a Terminating Event in which provision is not made for the continuance of the Plan and for the assumption of Awards theretofore granted or the substitution for such Awards of new awards issued by the successor corporation, each Participant to whom an Award has been granted under the Plan shall be entitled to receive payment, as applicable, or to exercise, in whole or in part, such Participant's rights under any Award granted without regard to any restrictions on exercise that would otherwise apply, and any restrictions on outstanding Stock Awards shall lapse, in each case effective as of the effective date of the Terminating Event. In the event a Participant shall not, prior to the effective date of a Terminating Event fully exercise a stock appreciation right granted under the Plan, such stock appreciation right to the extent not previously exercised, shall be deemed exercised by the Participant as of the effective date of the Terminating Event. In the event a Participant shall not, prior to the effective date of a Terminating Event fully exercise an option granted under the Plan, such option, to the extent not previously exercised, shall be deemed surrendered by the Participant as of the effective date of the Terminating Event and such Participant shall receive in exchange therefor a cash payment equal to the difference, if a positive amount, between the Fair Market Value as of the effective date of the Terminating Event of the shares of stock then subject to the option minus the aggregate option price therefor. To the extent that a Participant, pursuant to this Section 17 has a right to exercise, surrender or receive payment under any Award, or restrictions on any Stock Award lapse, solely on account of a Terminating Event, such exercise, surrender, payment or lapse shall be contingent upon the consummation of such Terminating Event.

        Upon a "change in control" of the Company, as defined in rules or regulations promulgated by the Committee from time to time or in Award Agreements executed pursuant to this Plan, Participants shall, unless the Committee otherwise determines at the time of grant, have the right, notwithstanding any

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restrictions that would otherwise apply, to exercise any stock option or stock appreciation right, any restrictions on outstanding Stock Awards granted under the Plan shall lapse, and Participants who have been granted Cash Awards under the Plan shall immediately be entitled to receive full payment of such Awards. In addition, Participants shall have the right to elect to receive a cash payment equal to the Fair Market Value of any stock otherwise distributable in connection with an Award under the Plan. To the extent a Participant has the right to exercise or receive payment under an Award, or restrictions on a Stock Award lapse, solely on account of a change in control, such right to exercise on surrender or the lapse of such restrictions shall be contingent upon the consummation of such change in control.

     18. Employment and Stockholder Status. Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue as an employee or director of the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time. No Award shall create any rights in a Participant as a stockholder of the Company until shares of Common Stock are registered in the name of the Participant.

     19. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code, the securities laws of the United States or other federal law, shall be governed by the law of the State of California and construed accordingly.

     20. Effective Date. The Plan shall become effective on the date in 1993 it is adopted by the Board subject to the approval of a majority of the shares eligible to be voted at the next annual meeting of stockholders and subject to any required regulatory approval. All Awards granted prior to stockholder approval are subject to such approval and, notwithstanding any other provision of the Plan, if such approval is not obtained, all such Awards as well as dividends paid or payable with respect to such Awards shall be forfeited. Except as otherwise set forth in this amended and restated Plan, the changes reflected in the amended and restated plan shall be effective July 22, 1996, provided that the changes to Supplement A and Exhibit I shall be effective November 1, 1996.

     21. Dispute Resolution. All disputes arising as to the interpretation or application of the Plan shall be decided by the Committee. The Committee shall provide the Participant with a written determination within 60 days of its decision with respect to such dispute.

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                                 SUPPLEMENT A

                   ELIGIBLE DIRECTORS AUTOMATIC OPTION GRANT

     A-1. General. The grant of a Stock Option under this Supplement A entitles the Participant to purchase shares of Common Stock at a price fixed at the time the Stock Option is granted. A Stock Option granted under this Supplement A is not intended to satisfy the requirements applicable to an "incentive stock option" as described in Section 422(b) of the Code.

     A-2. Participation. As of August 23, 1994 and as of the first business day after each annual meeting of the Company's shareholders thereafter, each member of the Board who is then an Eligible Director shall be granted a "Stock Option", which shall be an option to purchase 5,000 shares of Common Stock (as adjusted pursuant to Section 17.)

     A-3. Price. The determination and payment of the purchase price of a share of Common Stock under each Stock Option granted pursuant to this Supplement A shall be subject to the following:

     (a) The purchase price shall be the greater of (i) 100% of the Fair Market Value of a share of Common Stock as of the date on which such Stock Option is granted, or (ii) the par value of a share of such Common Stock on such date. For purposes of this Supplement A, in determining the Fair Market Value of a share of Common Stock, the phrase "unless determined otherwise by the Committee in good faith" appearing in
         Section 3(h) of the Plan shall be disregarded. The purchase price shall be subject to the adjustment described in Section 17 of the Plan relating to Extraordinary Dividends.

     (b) The full purchase price of each share of Common Stock purchased upon the exercise of any Stock Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shal1 be delivered to the person entitled thereto.

     (c) The purchase price shall be payable in cash or in shares of Common Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof.

     A-4. Exercise. A Stock Option granted under this Supplement A as of any date shall first be exercisable on the date of the first annual meeting of the Company's shareholders that occurs after the date as of which the Stock Option is granted, but only if the Participant continues to serve as a member of the Board

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from the date of grant until such annual meeting (or becomes employed by the
Company, and remains employed or a director until such annual meeting.) However, upon approval of this 1996 amendment and restatement of the Plan by the Company's stockholders, and notwithstanding the foregoing provisions of this Supplement A, if the Participant's Date of Termination occurs on account of the Participant's death, the Stock Options shall be deemed to have become exercisable as of the date immediately prior to the date of death; provided that the revision set forth in this sentence shall apply to Stock Options granted under this Supplement A which were outstanding on or at any time after November 27, 1995 (regardless of whether such Stock Options were previously granted or are granted in the future). A Stock Option granted under this Supplement A will not be exercisable after the Expiration Date applicable to that Stock Option, and all rights to purchase shares of Common Stock pursuant to the Stock Option shall cease as of the Stock Option's Expiration Date.

     A-5. Expiration Date. The "Expiration Date" with respect to a Stock Option granted under this Supplement A means the earliest to occur of:

     (a) the ten-year anniversary of the date on which the Stock Option is granted;

     (b) if the Participant's Date of Termination occurs by reason of Retirement, the thirty-six-month anniversary of such Date of Termination;

     (c) if the Participant's Date of Termination occurs by reason of death, the twelve-month anniversary of such Date of Termination; and

     (d) if the Participant's Date of Termination occurs for reason other than Retirement or death, the three-month anniversary of such Date of Termination.

A Participant shall not be permitted to exercise a Stock Option granted under this Supplement A after the Participant's Date of Termination except to the extent that the Stock Option is exercisable immediately prior to such Date of Termination. For purposes of this Supplement A: (a) a Participant's "Date of Termination" shall be the date the Participant ceases to be a member of the Board, or, if the Participant becomes employed by the Company, the date the Participant both ceases to be so employed and ceases to be a director; and (b) a Participant's Date of Termination shall be deemed to be by reason of "Retirement" if such Date of Termination occurs on or after the date on which the Participant has attained age 65. However, upon

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approval of this 1996 amendment and restatement of the Plan by the Company's stockholders, clause (b) of the preceding sentence shall be revised to read: "a Participant's Date of Termination shall be deemed to be by reason of "Retirement" if such Date of Termination occurs after five (5) years of Board Service as an Eligible Director"; provided that the revision set forth in this sentence shall apply to Stock Options granted under this Supplement A which were outstanding on or at any time after November 27, 1995 (regardless of whether such Stock Options were previously granted or are granted in the future).

     A-6. Agreement With Company. Each Stock Option granted under this Supplement A shall be evidenced by an Agreement (an "Agreement") duly executed on behalf of the Company and by the Participant to whom such option is granted and dated as of the applicable date of grant. Each Agreement shall be substantially in the form attached hereto as Exhibit I.

     A-7. Limitation on Amendment. Notwithstanding the provisions of Section 14 of the Plan, in no event shall the provisions of the Plan relating to Awards under this Supplement A be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the limitation set forth in this Section A-7 shall be applied only to the extent required under SEC Rule 16b-3(c)(2)(ii)(B), or any successor provision thereto.

                                   EXHIBIT I

                              ELIGIBLE DIRECTORS
                            STOCK OPTION AGREEMENT

     1. Grant of Option. Glendale Federal Bank, Federal Savings Bank (the "Company"), which term shall also include any direct or indirect subsidiary of the Company hereby grants as of ________ (the "Grant Date") to the person whose name appears below (the "Participant" an option (the "Option") to purchase 5,000 shares of the common stock, par value $1.00 per share, of the Company (the "Shares") at a purchase price of $__ per Share, which Option shall be exercisable as set forth in and subject to the terms and conditions of this Stock Option Agreement (the "Agreement") and the Company's Amended and Restated 1993 Stock Option and Long-Term Performance Incentive Plan (the "Plan"). The Option granted herein is intended to be a nonqualified stock option.

Name of Participant: ______________________________________

     2. Vesting. The Option shall first become exercisable on the date of the first annual meeting of the Company's stockholders that occurs after the Grant Date, but only if the Participant continues to serve as a member of the Board from the Grant Date until such annual meeting (or becomes employed by the Company and remains employed or a director until such annual meeting). Notwithstanding the foregoing provisions of this Section 2, if the Participant's Date of Termination occurs on account of the Participant's death, the Stock Options shall be deemed to have become exercisable as of the date immediately prior to the date of death.

     3.  Exercise of Option.

     (a) Subject to the terms and conditions set forth in this Agreement, the Option may be exercised by the Participant by giving written notice of exercise to the Secretary of the Company, specifying the number of Shares to be purchased and the purchase price to be paid therefor. Such notice shall be accompanied by payment of the required purchased price for the Shares to be purchased and such exercise shall be effective upon receipt by the Company of the written notice together with such payment. The purchase price may be paid (i) in immediately available funds, (ii) by certified check payable to the order of the Company,
         (iii) by tender of stock certificates, duly endorsed, accompanied by appropriate stock powers separate from the certificates presented or otherwise in proper form for transfer to the Company, representing Shares having a Fair Market Value (as determined in accordance with the terms of the Plan) at least equal to the relevant purchase price, (iv) by any combination of the foregoing, or (v) with any other form of consideration (including payment with a cashless exercise program under which, if so instructed by the Participant, Shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer), if such form of consideration shall have been approved by the Committee (as defined in the Plan).

     (b) If upon any exercise of the Option any federal, state or local tax withholding is required under applicable law, the Participant shall make satisfactory withholding arrangements with the Company, which may include any method described in (a) above.

     4. Expiration Date. The "Expiration Date" of the Option shall be the earliest to occur of:

     (a) the ten-year anniversary of the Grant Date;

     (b) if the Participant's Date of Termination occurs by reason of Retirement, the thirty-six-month anniversary of such Date of Termination;

     (c) if the Participant's Date of Termination occurs by reason of death, the twelve-month anniversary of such Date of Termination; and

     (d) if the Participant's Date of Termination occurs for a reason other than Retirement or death, the three-month anniversary of such Date of Termination.

For purposes of this Agreement:

     (A) A Participant's "Date of Termination" shall be the date the Participant ceases to be a member of the Board, or, if the Participant becomes employed by the Company, the date the Participant both ceases to be so employed and ceases to be a director.

     (B) A Participant's Date of Termination shall be deemed to be by reason of "Retirement" if such Date of Termination occurs after five (5) years of Board Service as an Eligible Director.

     5. Delivery of Shares. The Company shall, upon payment of the full purchase price for the number of Shares to be purchased, promptly deliver a certificate or certificates evidencing such Shares to the Participant; provided, that if any law or regulation requires the Company to take any action with respect to such issuance of Shares, then the date of such issuance and of delivery of such certificate or certificates shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration, qualification or other securities law requirements, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory authority having jurisdiction over such issuance and delivery, shall have been complied with. The Company shall use commercially reasonable efforts to take all required action to achieve such compliance as promptly as practicable.

     6. Nontransferability of Option. Except as provided in the following sentence, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. In the event of the death of a Participant, if the Option had become exercisable prior to the date of death, the Option may be exercised within a period of up to twelve months after the date of death by the person to whom the Option shall be transferred by will or the laws of descent and distribution, provided, that the Option may not in any event be exercised after the Expiration Date. The Option shall be exercisable, during the lifetime of the Participant, only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void. Neither the Participant nor his executors, administrators, heirs or legatees shall be or have any rights or privileges of a stockholder with respect to any Shares issuable upon exercise of the Option granted hereunder unless and until certificates representing such Shares shall have been duly issued and delivered.

     7. No Special Rights. Nothing contained in this Agreement shall confer upon the Participant any right to continued service as a director of the Company or interfere in any way with the right of the Company or its stockholders to remove Participant from the Board in accordance with applicable law and the Bylaws of the Company. In the event the Participant shall become employed by the Company, nothing contained in this Agreement shall confer upon the Participant any right to continued employment or interfere in any way with the right of the Company to terminate the employment of the Participant at any time.

     8. Adjustments Upon Changes in Stock. The number and type of Shares covered by the Option, and the exercise price and permitted time of exercise thereof, are subject to adjustment in accordance with the provisions of paragraph 17 of the Plan or any successor provision thereof in the event of any change in the outstanding Common Stock of the Company or the occurrence of any Terminating Event or the payment of any Extraordinary Dividend as referred to therein. Any such adjustments shall be final, binding and conclusive upon the Participant and any other party purporting to have any interest in or right with respect to the Option. In no event shall the purchase price for a Share be adjusted below the par value thereof, nor shall any fractions of a Share be issued upon exercise of the Option.

     9. Effect of Change in Control. Upon the occurrence of a Change in Control with respect to the Company, the Option shall immediately become exercisable in full notwithstanding the provisions of paragraph 2 hereof and shall continue to be so exercisable for the remaining term of the Option. For the purposes hereof, a "Change in Control" shall be deemed to have occurred if: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations of the SEC thereunder, each as in effect on the effective date of the Plan, and including any such persons that may be deemed to be acting in concert with respect to the Company or the acquisition, ownership or voting of Company securities) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the effective date of the Plan), of outstanding securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities; (ii) at any time during the three-year period after the date hereof, the composition of the board of directors of the Company is changed such that persons who were directors of the Company at the beginning of such three-year period, or persons nominated or elected by a majority of such persons, do not continue to comprise a majority of the members of such board of directors of the Company; (iii) the stockholders of the Company approve a merger or consolidation of the Company with, or a reorganization transaction involving the Company and, any other entity, other than a merger, consolidation or reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of more than 50% of its consolidated assets; or (v) any other event, transaction or series of events or transactions occurs as a result of which any person may be deemed to "acquire control" of the Company (as such terms are defined in the regulations of the Office of Thrift Supervision set forth at 12 C.F.R. Part 574 as in effect on the effective date of the Plan).

     10. Other Employee Benefits. In the event Participant becomes employed by the Company, the amount of any compensation received by a Participant as a result of the exercise of this Option shall not constitute "earnings" with respect to which any other employee benefits of the Participant are determined, including, without limitation, benefits under any qualified or nonqualified savings, pension or life insurance plan, except to such extent, if any, as may specifically be provided in any particular plan or agreement relating to any such benefits.

     11. Notice. Any notice required to be given under the terms of this Option shall be properly addressed if addressed to the Secretary of the Company at the principal executive office of the Company or to the Participant at the address indicated below, or at such other address as either party to this Agreement may hereafter designate in writing to the other.

                                      GLENDALE FEDERAL BANK,
                                        FEDERAL SAVINGS BANK

                                      By:
                                         --------------------------
                                         [Name]
                                         [Title]

The Option set forth above is hereby
accepted and the terms and provisions
thereof agreed to by the undersigned.

-------------------------------
(Participant's Name)

Address:
        -----------------------

-------------------------------

Minutes of the Joint Meeting of the Boards of Directors
Golden State Bancorp Inc. and Glendale Federal Bank, F.S.B.
December 15, 1997


The Stock Option Committee approved, and recommended that the Board of Directors approve, an amendment to the Amended and Restated Stock Option and Long-Term Performance Incentive Plan to add limited liability corporations organized for the benefit of members of the immediate family of option holders to the list of permissible transferees of stock awards.

Upon motion duly made and seconded, the Board of Directors of the Corporation unanimously approved the following resolution:

     RESOLVED, that the third sentence of Section 16 of the Amended and Restated Stock Option and Long-Term Performance Incentive Plan is hereby amended to read as follows:

     "Notwithstanding the foregoing provisions of this Section 16, the Committee may permit Awards under the Plan to be transferred by a Participant for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of one or more members of the Participant's Immediate Family or to a partnership or limited liability corporation organized for the benefit of one or more members of a Participant's Immediate

Minutes of the Joint Meeting of the Boards of Directors
Golden State Bancorp Inc. and Glendale Federal Bank, F.S.B.
December 15, 1997

     Family) subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Award prior to such transfer."

Upon motion duly made and seconded, the Boards of Directors of the Corporation and the Bank unanimously approved the reports of, respectively, the Stock Option Committee and the Officer Compensation and Personnel Committee.

                                      13